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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 16, 2004
                        (Date of earliest event reported)




                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)



                         (Commission File No. 000-32325)





           OKLAHOMA                                     73-1534474
 (State or other jurisdiction              (I.R.S. Employer Identification No.)
       of incorporation)


            ONE BENHAM PLACE
     9400 NORTH BROADWAY, SUITE 600
         OKLAHOMA CITY, OKLAHOMA                                    73114
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (405) 600-0711
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

            On January 16, 2004, GMX RESOURCES, INC. (the "Company") entered into a Subordinated Note Purchase Agreement with a group of four private investors (collectively, the "Investors"), pursuant to which the Investors purchased from the Company, and the Company issued to the Investors, $1,000,000 in aggregate principal amount of the Company's 11% Senior Subordinated Notes (the "Notes"). The Notes mature on January 31, 2007. Interest accrues on the Notes and is payable monthly on the first business day of each month commencing March 1, 2004. Principal installments on the Notes of $100,000 in the aggregate are due on each of January 31, 2005, and January 31, 2006, subject to certain conditions being met at such times with respect to the Company's senior debt under its existing Credit Agreement with Local Oklahoma Bank, as amended. The Notes are subordinate in right of payment to the Company's senior debt under such existing Credit Agreement, pursuant to an Intercreditor and Subordination Agreement also dated January 16, 2004, by and among the Company, Local Oklahoma Bank, and the Investors.

            As additional consideration for the purchase of the Notes by the Investors, the Company also entered into a Warrant Agreement dated January 16, 2004, with the Investors and a consultant to the Investors (the "Consultant"), pursuant to which the Company issued detachable warrants (the "Warrants") to purchase 175,000 shares of the Company's common stock in the aggregate (subject to adjustment as provided in the Warrant Agreement) to the Investors and the Consultant. Warrants for 37,500 shares were issued to the Consultant at the direction of the Investors in consideration for consulting services provided by the Consultant to the Investors in connection with the transaction. Warrants for the remaining 137,500 shares were issued to each of the Investors at the rate of
0.1375 for each dollar of Notes purchased by each such Investor. All such Warrants are immediately exercisable at an exercise price of $1.50 per share of the Company's common stock (the ten-day average share price when marketing of the placement commenced), subject to adjustment as may be required by the Warrant Agreement, and expire on January 16, 2009, or earlier in certain circumstances. Pursuant to the Warrant Agreement, the Company, the Investors and the Consultant also entered into a Registration Rights Agreement dated January 16, 2004, pursuant to which the Company is obligated to register the Warrants and the shares of its common stock issuable upon exercise of the Warrants as soon as practicable after the Company is eligible to use Form S-3 but in any event on or before June 30, 2004. If the Company fails to effect or maintain such registration, it will be obligated to issue additional Warrants to the Investors and the Consultant at the aggregate rate of 10,000 Warrants per month such failure exists.

            The Company used a placement agent to market the Notes and Warrants. The Notes and Warrants were not registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company intends to use the proceeds of this transaction for completion of wells with proved developed non-producing reserves, other production enhancements, further reduction in current liabilities, placement fees and transaction costs associated with the transaction. Work on the completion of wells with proved developed non-producing reserves and other production enhancements is expected to begin promptly.

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            Finally, concurrently with the issuance of the Notes and Warrants, the Company entered into a Fifth Amendment to Credit Agreement among the Company, its wholly-owned subsidiaries and Local Oklahoma Bank. In addition to permitting the issuance of the Notes as described above, the Credit Agreement was amended to provide for monthly delivery of financial statements and production reports by the Company to Local Oklahoma Bank. The Company also agreed to maintain a minimum adjusted current ratio of 1.00 to 1.00 for all months ending on or after January 31, 2004, and a fiscal year to date debt service coverage ratio of at least 1.00 to 1.00 for each month ending on or after November 30, 2003.

            A copy of the press release announcing the completion of the private placement is filed as an Exhibit to this report pursuant to Rule 135c under the Securities Act of 1933. The foregoing statements are qualified in their entirety by the provisions of the Subordinated Note Purchase Agreement, the Intercreditor and Subordination Agreement, the Warrant Agreement, the Registration Rights Agreement, and the Fifth Amendment to Credit Agreement, all of which are described above and filed as exhibits to this report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are included with this report:

Exhibit No.       Description
-----------       -----------

10.1 Subordinated Note Purchase Agreement dated January 16, 2004, among GMX Resources Inc. and the Investors named therein

10.2 Intercreditor and Subordination Agreement dated January 16, 2004, among GMX Resources Inc., the Investors named therein and Local Oklahoma Bank

10.3 Warrant Agreement dated January 16, 2004, among GMX Resources Inc. and the Warrant Holders named therein

10.4 Registration Rights Agreement dated January 16, 2004, among GMX Resources Inc. and the Warrant Holders named therein

10.5 Fifth Amendment to Credit Agreement dated as of January 16, 2004, by and among GMX Resources Inc., Endeavor Pipeline Inc., Expedition Natural Resources Inc. and Local Oklahoma Bank

99.1              Company Press Release dated January 16, 2004




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GMX RESOURCES INC.


Date:           January 21, 2004              By: /s/ Ken L. Kenworthy, Sr.
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                                                  Ken L. Kenworthy, Sr., Chief
                                                  Financial Officer






































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                                INDEX TO EXHIBITS

Exhibit No.       Description
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10.1              Subordinated Note Purchase Agreement dated January 16, 2004, among GMX Resources Inc. and the Investors named therein

10.2 Intercreditor and Subordination Agreement dated January 16, 2004, among GMX Resources Inc., the Investors named therein and Local Oklahoma Bank

10.3 Warrant Agreement dated January 16, 2004, among GMX Resources Inc. and the Warrant Holders named therein

10.4 Registration Rights Agreement dated January 16, 2004, among GMX Resources Inc. and the Warrant Holders named therein

10.5 Fifth Amendment to Credit Agreement dated as of January 16, 2004, by and among GMX Resources Inc., Endeavor Pipeline Inc., Expedition Natural Resources Inc. and Local Oklahoma Bank

99.1              Company Press Release dated January 16, 2004